                                                                     EXHIBIT 24

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints James A. Rubright and Steven C. Voorhees and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for such person and in his or her name, place and stead, in any and all capacities, to sign any and all amendments to this registration statement, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, as this registration statement has been signed by the following persons in the capacities indicated on the 6th day of June, 2001.

SIGNATURE                                        TITLE
---------                                        -----
/s/ James A. Rubright                            Director, Chairman of the Board and Chief Executive Officer
-------------------------------------------
James A. Rubright                                (Principal Executive Officer)



/s/ Steven C. Voorhees                           Executive Vice President and Chief Financial Officer
-------------------------------------------
Steven C. Voorhees                               (Principal Financial and Accounting Officer)



/s/ Stephen G. Anderson                          Director
-------------------------------------------
Stephen G. Anderson



/s/ J. Hyatt Brown                               Director
-------------------------------------------
J. Hyatt Brown



/s/ Robert B. Currey                             Director
-------------------------------------------
Robert B. Currey



/s/ Bradley Currey, Jr.                          Director
-------------------------------------------
Bradley Currey, Jr.

SIGNATURE                                        TITLE
---------                                        -----
/s/ G. Stephen Felker                            Director
-------------------------------------------
G. Stephen Felker



/s/ Lawrence L. Gellerstedt, III                 Director
-------------------------------------------
Lawrence L. Gellerstedt, III



/s/ John D. Hopkins                              Director
-------------------------------------------
John D. Hopkins



/s/ James W. Johnson                             Director
-------------------------------------------
James W. Johnson



/s/ Charles R. Sexton                            Director
-------------------------------------------
Charles R. Sexton



/s/ John W. Spiegel                              Director
-------------------------------------------
John W. Spiegel


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